UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 18, 2010

WaferGen Bio-systems, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-136424	90-0416683
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7400 Paseo Padre Parkway Fremont, CA	94555
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 651-4450

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

The 2010 Annual Meeting of Stockholders of WaferGen Bio-systems, Inc. will be held on September 16, 2010, at the offices of Morrison & Foerster LLP at 1290 Avenue of the Americas, New York, New York 10104, commencing at 10:00 a.m., local time.  The record date for the 2010 Annual Meeting is August 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WaferGen Bio-systems, Inc.
Date: August 18, 2010	By:	/s/ Alnoor Shivji
Alnoor Shivji
Chairman, President and Chief Executive Officer